UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Employment of Chief Revenue Officer and Furlough of Chief Accounting Officer

Pursuant to a plan of Capstone Green Energy Corporation (the Company”) to reduce its cash use (the “Expense Reduction Plan”), the employment of James Crouse, the Chief Revenue Officer of the Company, will terminate effective April 1, 2022.

On February 25, 2022, pursuant to the Expense Reduction Plan, the Company also furloughed Neshan “Nino” Tavitian, the Company’s Chief Accounting Officer, effective February 28, 2022, for 120 days.  In his absence, Mr. Frederick S. Hencken III has assumed the role of Chief Accounting Officer. Mr. Hencken will also continue in his role as Chief Financial Officer of the Company.

Reduction in Base Salary of Executive Officers

On February 28, 2022, pursuant to the Expense Reduction Plan, each of Mr. Darren R. Jamison, the Company’s Chief Executive Officer and Frederick S. Hencken III, the Company’s Chief Financial Officer, voluntarily agreed to accept 25% reductions to their base salaries. These reductions, which were effective as of February 28, 2022, will remain in effect for a period of 120 days thereafter.

Item 7.01Regulation FD Disclosure.

On March 3, 2022, the Company published a press release discussing the Expense Reduction Plan, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

On March 3, 2022, the Company announced that, pursuant to the Expense Reduction Plan, it furloughed or reduced the pay of approximately 55% of its direct workforce beginning on February 28, 2022. The employees that will receive reduced pay will continue to be employees of the Company and receive employee benefits, including medical benefits. The furloughed employees will not receive direct compensation from the Company during the furlough period, which will last 120 days, depending on employee, but will be immediately eligible for unemployment benefits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Capstone Green Energy Corporation, dated March 3, 2022 (furnished herewith)

104Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: March 3, 2022	By:	/s/ Frederick S. Hencken III
Name: Frederick S. Hencken III
Title: Chief Financial Officer (Principal Financial Officer)